Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Subjex Corporation does hereby certify that:

(a) the Annual Report on Form 10-K of Subjex Corporation for the year ended December 31, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Subjex Corporation

Date: April 13, 2009	By:	/s/ ANDREW D. HYDER
Andrew D. Hyder
President & Chief Executive Officer